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                                                                    EXHIBIT 23.7

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Lawrence S. Rich, hereby consent to be named as a person about to become a director of Republic Industries, Inc. in this Registration Statement on Form S-4.

                                             /s/ Lawrence S. Rich
                                          --------------------------------------
                                                     Lawrence S. Rich

December 5, 1996